                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John A. Blanchard III, Paul H. Bristow and Steven F. Coleman, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, relating to the eFunds Corporation Deferred Compensation Plan (the "Plan"), and the deferred compensation obligations under the Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  December 8, 2000

Signature                                  Title
---------                                  -----

/s/ John A. Blanchard III                  Chairman of the Board and Chief
--------------------------------------     Executive Officer (principal
John A. Blanchard III                      executive officer)

/s/ Paul H. Bristow                        Executive Vice President and Chief
--------------------------------------     Financial Officer (principal
Paul H. Bristow                            financial and accounting officer)


/s/ John J. Boyle III                      Director
--------------------------------------
John J. (Jack) Boyle III


/s/ Jack Robinson                          Director
--------------------------------------
Jack Robinson


/s/ Hatim A. Tyabji                        Director
--------------------------------------
Hatim A. Tyabji


/s/ John H. LeFevre                        Director
--------------------------------------
John H. LeFevre

/s/ Lois M. Martin                         Director
--------------------------------------
Lois M. Martin


                                           Director
--------------------------------------
Lawrence J. Mosner


/s/ Sheila A. Penrose                      Director
--------------------------------------
Sheila A. Penrose


/s/ Janet Clarke                           Director
--------------------------------------
Janet Clarke